OMB Number:  3235-0060

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2005

NUTRACEUTICAL INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-23731	87-0515089
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah	84060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (435) 655-6106

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

FEES PAID TO PRICEWATERHOUSECOOPERS

The following table presents additional information about Tax Fees that the Company reported in its proxy statement for its 2005 Annual Meeting of Stockholders.  The Tax Fees that the Company reported were paid to PricewaterhouseCoopers LLP for the years ended September 30, 2004 and 2003 and can be further broken down as follows:

	Year Ended September 30,
	2003	2004
Tax Compliance (1)	$116,763	$130,792
Tax Advice and Planning (2)	38,920	17,235

Total Tax Fees	$155,683	$148,027

(1)            Consists of fees billed for federal, state and international tax compliance services.

(2)            Consists of fees billed for research regarding federal and state tax matters, including sales, use and property tax.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEUTICAL INTERNATIONAL CORPORATION
(Registrant)

	By:	/S/ LESLIE M. BROWN, JR.
Date: January 26, 2005		Leslie M. Brown, Jr. Senior Vice President, Finance, Chief Financial Officer and Assistant Secretary (Principal Financial and Accounting Officer)